Morgan Stanley Dean Witter Hawaii Municipal Trust
Letter to the Shareholders May 31, 2000

Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended May 31, 2000, the U.S. economy continued its unprecedented expansion. Real personal consumption accelerated and unemployment reached a 30-year low. At the same time, a surge in oil prices heightened the risk of inflation. In response, the Federal Reserve Board continued to raise the federal funds rate. Three increases totaling 100 basis points have occurred since February 2000, bringing the federal funds rate to a nine-year high of
6.50 percent.

Economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In February, however, the U.S. Treasury announced plans to use the federal budget surplus to reduce its debt. This announcement precipitated a 50- to 75-basis-point drop in yields of longer-maturity Treasuries. Municipal bond yields also declined but not as dramatically as Treasury yields. Long-term interest rates rose in April based on economic strength but began to decline in May on signs of an economic slowdown.


MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of
5.05 percent but increased to 5.97 percent by year-end. This index reached a high of 6.18 percent in January 2000 but ended May at 5.91 percent. Because bond prices move inversely to changes in interest rates, municipal bond prices declined significantly last year and improved marginally in the first five months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. Over the past five years this ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent to 99 percent during the first five months of this year was primarily attributed to the magnitude of a rally in long-term Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Letter to the Shareholders May 31, 2000, continued

During the first five months of 2000, municipal underwriting volume dropped 25 percent versus the same period last year. Refunding activity, the most interest-rate-sensitive component of new-issue supply, fell more than 75 percent.


                               [GRAPHIC OMITTED]

PERFORMANCE

The net asset value (NAV) of Morgan Stanley Dean Witter Hawaii Municipal Trust declined from $9.47 to $9.30 per share during the six-month period ended May 31, 2000. Based on this change plus reinvestment of tax-free dividends totaling $0.23 per share, the Fund's total return was 0.60 percent. Over the same period the Lehman Brothers Municipal Bond Index registered a total return of 1.02 percent.*




------------
* The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investor Service, Inc. or Standard & Poor's Corp., respectively. The index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Letter to the Shareholders May 31, 2000, continued

Please note that the investment manager has agreed to continue to assume all operating expenses (except for brokerage fees) and to waive the management fee to the extent that such expenses exceed 55 basis points (0.55 percent) of the Fund's daily average net assets on an annualized basis.


PORTFOLIO STRUCTURE

The Fund's net assets of $7 million were diversified among nine long-term sectors and 22 credits. In-state credits accounted for 95 percent of the portfolio. At the end of May, the portfolio's average maturity was 20 years. Average duration, a measure of sensitivity to interest rate changes, was 9.9 years. Current information on the Fund's largest sectors and distribution of credit ratings is provided in the accompanying charts. Optional call provisions shown by year, and their respective cost (book) yields are also reported.


LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to focus on inflation and may increase short-term interest rates if it feels that economic momentum is not slowing sufficiently. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

We appreciate your ongoing support of Morgan Stanley Dean Witter Hawaii Municipal Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ C Fiumefreddo                          /s/ Mitchell M. Merin

CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

Morgan Stanley Dean Witter Hawaii Municipal Trust
Letter to the Shareholders May 31, 2000, continued



LARGEST SECTORS AS OF MAY 31, 2000
(% OF NET ASSETS)

GENERAL OBLIGATION   21%
HOSPITAL             14%
MORTGAGE             13%
TRANSPORTATION       12%
IDR/PCR*             11%
WATER & SEWER         7%


* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE



CREDIT RATINGS AS OF MAY 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)


Aaa OR AAA      75%
Aa OR AA         3%
A OR A          14%
Baa OR BBB       8%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Letter to the Shareholders May 31, 2000, continued



                      CALL AND COST (BOOK) YIELD STRUCTURE
                                  MAY 31, 2000

                                                        WEIGHTED AVERAGE
                                                        CALL PROTECTION: 7 YEARS

                               PERCENT CALLABLE*






0%      5%       0%       0%       8%        14%      10%      6%     23%     26%    8%

2000    2001     2002     2003     2004      2005     2006     2007   2008    2009   2010+


                                                                WEIGHTED AVERAGE
                                                                BOOK YIELD: 5.5%

                              COST (BOOK) YIELD**

4.5%     5.7%      5.7%     6.1%     5.5%    5.3%    5.3%  5.8%

2001     2004      2005     2006     2007    2008    2009  2010+



* % BASED ON LONG-TERM PORTFOLIO
** COST OF "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT
   BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND EARNED A BOOK YIELD OF 4.5% ON THE 5% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2001.
   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Fund Performance May 31, 2000

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


PERIOD ENDED 5/31/00
---------------------------
1 Year                       (3.60)%(1)         (6.49)%(2)
Since Inception (6/16/95)     4.16 %(1)          3.52 %(2)



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Portfolio of Investments May 31, 2000 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE         VALUE
-----------                                                                            ----------   ----------- -------------
             HAWAII TAX-EXEMPT MUNICIPAL BONDS (90.3%)
             General Obligation (21.2%)
             Hawaii,
   $  200    1996 Ser CM (FGIC) .....................................................    6.00 %        12/01/12  $  208,402
      200    1997 Ser CN (FGIC) .....................................................    5.25          03/01/17     184,666
      300    Hawaii County, 1999 Ser A (FSA) ........................................    5.50          05/15/17     286,929
      300    Honolulu City & County, Ser 1999 B (FGIC) ..............................    5.00          07/01/22     259,260
      300    Kauai County, Ser 2000 A (FGIC) ........................................    6.25          08/01/21     305,388
      250    Maui County, 1998 Ser A (FGIC) .........................................    5.375         03/01/17     234,613
   ------                                                                                                        ----------
    1,550                                                                                                         1,479,258
   ------                                                                                                        ----------
             Educational Facilities Revenue (2.5%)
      200    Puerto Rico Industrial Tourist, Educational, Medical & Environmental
   ------     Control Facilities Financing Authority, Inter American University of
              Puerto Rico 1998 Ser A (MBIA) .........................................    5.00          10/01/22     175,330
                                                                                                                 ----------
             Electric Revenue (2.0%)
      150    Puerto Rico Electric Power Authority, Power Ser X ......................    5.50          07/01/25     139,413
   ------                                                                                                        ----------
             Hospital Revenue (13.9%)
             Hawaii Department of Budget & Finance,
      300     Kaiser Permanente Refg Ser 1991 A .....................................    6.25          03/01/21     285,591
      200     Kapiolani Health Care Ser 1996 ........................................    6.25          07/01/21     191,640
      100     Queens Health 1996 Ser A ..............................................    5.875         07/01/11      98,004
      500     Wilcox Memorial Hospital Ser 1998 .....................................    5.35          07/01/18     393,865
   ------                                                                                                        ----------
    1,100                                                                                                           969,100
   ------                                                                                                        ----------
             Industrial Development/Pollution Control Revenue (11.2%)
             Hawaii Department of Budget & Finance,
      500     Hawaiian Electric Co Ser 1999 B (AMT) (AMBAC) .........................    5.75          12/01/18     478,615
      100     Hawaiian Electric Co Ser 1995 A (AMT) (MBIA) ..........................    6.60          01/01/25     102,581
      200     Hawaiian Electric Co Ser 1996 A (AMT) (MBIA) ..........................    6.20          05/01/26     199,476
   ------                                                                                                        ----------
      800                                                                                                           780,672
   ------                                                                                                        ----------
             Mortgage Revenue - Multi-Family (9.1%)
      125    Hawaii Housing Finance & Development Corporation, University of
              Hawaii Faculty Ser 1995 (AMBAC) .......................................    5.65          10/01/16     122,125
      500    Honolulu, Waipahu Towers GNMA Collateralized 1995 Ser A (AMT) ..........    6.90          06/20/35     510,295
   ------                                                                                                        ----------
      625                                                                                                           632,420
   ------                                                                                                        ----------
             Mortgage Revenue - Single Family (4.1%)
      300    Hawaii Housing Finance & Development Corporation, Purchase
   ------     1994 Ser B (MBIA) .....................................................    5.90          07/01/27     288,318
                                                                                                                 ----------
             Public Facilities Revenue (3.1%)
      250    Hawaii, Kapolei State Office Building 1998 Ser A COPs (AMBAC) ..........    5.00          05/01/18     214,897
   ------                                                                                                        ----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Portfolio of Investments May 31, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                             COUPON        MATURITY
 THOUSANDS                                                                              RATE           DATE          VALUE
-----------                                                                          ----------   ------------- -------------
             Transportation Facilities Revenue (12.1%)
             Hawaii,
  $   200     Airports Third Refg Ser 1994 (AMT) (AMBAC) ..........................    5.75%         07/01/09    $  201,314
      200     Harbor Ser 1997 (AMT) (MBIA) ........................................    5.75          07/01/17       192,624
      500     Highway Ser 1998 (FGIC) .............................................    5.00          07/01/16       448,845
  -------                                                                                                        ----------
      900                                                                                                           842,783
  -------                                                                                                        ----------
             Water & Sewer Revenue (6.8%)
      150    Honolulu Board of Water Supply, Ser 1996 .............................    5.80          07/01/16       148,908
             Honolulu City & County,
      260     Wastewater Jr Ser 1998 (FGIC) .......................................    5.25          07/01/17       239,585
      100     Wastewater Sr Ser 1998 (FGIC) .......................................    4.75          07/01/18        84,361
  -------                                                                                                        ----------
      510                                                                                                           472,854
  -------                                                                                                        ----------
             Other Revenue (4.3%)
      350    Hawaiian Department of Home Lands, Refg Ser 1999 .....................    4.45          07/01/11       296,394
  -------                                                                                                        ----------
  $ 6,735    TOTAL HAWAII TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $6,754,952) (a) .........          90.3%    6,291,439
  =======    OTHER ASSETS IN EXCESS OF LIABILITIES ............................................           9.7       678,570
                                                                                                        -----    ----------
             NET ASSETS .......................................................................         100.0%   $6,970,009
                                                                                                        =====    ==========

---------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,677 and the aggregate gross unrealized depreciation is $467,190, resulting in net unrealized depreciation of $463,513.


Bond Insurance:
---------------

AMBAC   AMBAC Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.
FSA     Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000 (unaudited)


ASSETS:
Investments in securities, at value
   (identified cost $6,754,952) .............    $6,291,439
Cash ........................................       526,592
Interest receivable .........................       136,583
Deferred organizational expenses ............           499
Receivable from affiliate ...................        10,011
Prepaid expenses ............................        31,199
                                                 ----------
     TOTAL ASSETS ...........................     6,996,323
                                                 ----------
LIABILITIES:
Payable for:
     Dividends to shareholders ..............         4,532
     Plan of distribution fee ...............         1,249
Accrued expenses and other payables .........        20,533
                                                 ----------
     TOTAL LIABILITIES ......................        26,314
                                                 ----------
NET ASSETS ..................................    $6,970,009
                                                 ==========
COMPOSITION OF NET ASSETS:
Paid-in-capital .............................    $7,491,951
Net unrealized depreciation .................      (463,513)
Accumulated net realized loss ...............       (58,429)
                                                 ----------
     NET ASSETS .............................    $6,970,009
                                                 ==========
NET ASSET VALUE PER SHARE,
   749,318 shares outstanding
   (unlimited shares authorized of $.01 par
   value) ...................................    $     9.30
                                                 ==========
MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 3.09% of net asset
   value)* ..................................    $     9.59
                                                 ==========

-----------------------
* On sales of $100,000 or more the offering price is reduced.

STATEMENT OF OPERATIONS
For the six months ended May 31, 2000 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $189,302
                                                  --------
EXPENSES
Professional fees .............................     28,723
Shareholder reports and notices ...............     23,938
Investment management fee .....................     12,269
Plan of distribution fee ......................      6,916
Organizational expenses .......................      6,015
Trustees' fees and expenses ...................      5,832
Transfer agent fees and expenses ..............      1,589
Custodian fees ................................        356
Other .........................................      2,903
                                                  --------
     TOTAL EXPENSES ...........................     88,541
Less: amounts waived/reimbursed ...............    (68,906)
Less: expense offset ..........................       (355)
                                                  --------
     NET EXPENSES .............................     19,280
                                                  --------
     NET INVESTMENT INCOME ....................    170,022
                                                  --------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .............................    (29,141)
Net change in unrealized depreciation .........    (99,744)
                                                  --------
     NET LOSS .................................   (128,885)
                                                  --------
NET INCREASE ..................................   $ 41,137
                                                  ========


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                           FOR THE SIX       FOR THE YEAR
                                                          MONTHS ENDED           ENDED
                                                          MAY 31, 2000     NOVEMBER 30, 1999
                                                         --------------   ------------------
                                                            (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................    $    170,022        $  339,521
Net realized loss ....................................         (29,141)          (29,288)
Net change in unrealized depreciation ................         (99,744)         (644,986)
                                                          ------------        ----------
   NET INCREASE (DECREASE) ...........................          41,137          (334,753)
                                                          ------------        ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................        (170,022)         (339,521)
Net realized gain ....................................               -           (42,705)
                                                          ------------        ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................        (170,022)         (382,226)
                                                          ------------        ----------
Net increase (decrease) from transactions in shares of
  beneficial interest ................................        (158,484)          976,817
                                                          ------------        ----------
   NET INCREASE (DECREASE) ...........................        (287,369)          259,838
NET ASSETS:
Beginning of period ..................................       7,257,378         6,997,540
                                                          ------------        ----------
   END OF PERIOD .....................................    $  6,970,009        $7,257,378
                                                          ============        ==========

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Notes to Financial Statements May 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and commenced operations on June 16, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income

Morgan Stanley Dean Witter Hawaii Municipal Trust
Notes to Financial Statements May 31, 2000 (unaudited) continued

and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES - Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), paid the organizational expenses of the Fund in the amount of approximately $60,000 of which $17,479 have been reimbursed. The balance was absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's daily net assets.

Effective January 1, 1999 through December 31, 2000, the Investment Manager has agreed to assume all operating expenses to the extent that such expenses on an annualized basis exceed 0.55% of the daily net assets of the Fund. At May 31, 2000, included in the Statement of Assets and Liabilities is a receivable from affiliate which represents expense reimbursements due to the Fund.


3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act finances certain expenses in connection therewith.

Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended May 31, 2000, the distribution fee was accrued at the annual rate of 20%.

Morgan Stanley Dean Witter Hawaii Municipal Trust
Notes to Financial Statements May 31, 2000 (unaudited) continued

The Distributor has informed the Fund that for the six months ended May 31, 2000, it received approximately $14,100 in commissions from the sale of the Fund's shares of beneficial interest. Such commissions are deducted from the proceeds of the shares and are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended May 31, 2000 aggregated $302,289 and $537,199, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.


5. FEDERAL INCOME TAX STATUS

At November 30, 1999, the Fund had a net capital loss carryover of approximately $29,000 which will be available through November 30, 2007 to offset future capital gains to the extent provided by regulations.


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                FOR THE SIX                    FOR THE YEAR
                                                                MONTHS ENDED                      ENDED
                                                                MAY 31, 2000                NOVEMBER 30, 1999
                                                        ----------------------------   ----------------------------
                                                                (unaudited)
                                                           SHARES          AMOUNT         SHARES          AMOUNT
                                                        ------------   -------------   ------------   -------------
Sold ................................................       55,833      $  526,298        150,939      $1,528,240
Reinvestment of dividends and distributions .........        7,788          72,835         18,874         189,061
                                                            ------      ----------        -------      ----------
                                                            63,621         599,133        169,813       1,717,301
Repurchased .........................................      (81,007)       (757,617)       (75,142)       (740,484)
                                                           -------      ----------        -------      ----------
Net increase ........................................      (17,386)     $ (158,484)        94,671      $  976,817
                                                           =======      ==========        =======      ==========

Morgan Stanley Dean Witter Hawaii Municipal Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                         FOR THE SIX           FOR THE PERIOD ENDED NOVEMBER 30,
                                                        MONTHS ENDED    -----------------------------------------------
                                                        MAY 31, 2000        1999        1998        1997        1996
                                                     ------------------ ----------- ----------- ----------- -----------
                                                         (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............    $      9.47      $  10.41    $ 10.12     $  9.95     $  9.91
                                                        -----------      --------    -------     -------     -------
Income (loss) from investments operations:
 Net investment income .............................           0.23          0.46       0.49        0.50        0.50
 Net realized and unrealized gain (loss) ...........         ( 0.17)       ( 0.88)      0.29        0.17        0.04
                                                        -----------      --------    -------     -------     -------
Total income (loss) from investment operations .....           0.06        ( 0.42)      0.78        0.67        0.54
                                                        -----------      --------    -------     -------     -------
Less dividends and distributions from:
 Net investment income .............................         ( 0.23)       ( 0.46)     ( 0.49)     ( 0.50)     ( 0.50)
 Net realized gain .................................              -        ( 0.06)          -           -           -
                                                        -----------      --------    --------    --------    --------
Total dividends and distributions ..................         ( 0.23)       ( 0.52)     ( 0.49)     ( 0.50)     ( 0.50)
                                                        -----------      --------    --------    --------    --------
Net asset value, end of period .....................    $      9.30      $   9.47    $ 10.41     $ 10.12     $  9.95
                                                        ===========      ========    ========    ========    ========
TOTAL RETURN+ ......................................           0.60%(1)    ( 4.20)%      7.87%       6.93%       5.64%
RATIOS TO AVERAGE NET ASSETS (3):
Expenses ...........................................           0.56%(2)      0.52%       0.20%       0.19%       0.19%
Net investment income ..............................           4.85%(2)      4.54%       4.72%       5.00%       5.09%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............    $     6,970      $  7,257    $  6,998    $  4,752    $  3,225
Portfolio turnover rate ............................              5%(1)        18%         26%         13%         51%

                                                       FOR THE PERIOD
                                                       JUNE 16, 1995*
                                                           THROUGH
                                                      NOVEMBER 30, 1995
                                                     ------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............     $    9.70
                                                         ---------
Income (loss) from investments operations:
 Net investment income .............................          0.19
 Net realized and unrealized gain (loss) ...........          0.21
                                                         ---------
Total income (loss) from investment operations .....          0.40
                                                         ---------
Less dividends and distributions from:
 Net investment income .............................        ( 0.19)
 Net realized gain .................................             -
                                                         ---------
Total dividends and distributions ..................        ( 0.19)
                                                         ---------
Net asset value, end of period .....................     $    9.91
                                                         =========
TOTAL RETURN+ ......................................          4.21%(1)
RATIOS TO AVERAGE NET ASSETS (3):
Expenses ...........................................          0.20%(2)
Net investment income ..............................          4.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............     $   1,510
Portfolio turnover rate ............................            14%(1)


-------------
*     Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Investment Manager had not assumed expenses and waived its investment management fee, the expense and net investment income ratios would have been as follows, which reflect the effect of expense offsets as follows:




                                  EXPENSE     NET INVESTMENT      EXPENSE
PERIOD ENDED:                      RATIO       INCOME RATIO       OFFSET
------------------------------   ---------   ----------------   ----------
  May 31, 2000 ...............     2.53%        2.88%              0.01%
  November 30, 1999 ..........     2.45%        2.61%              0.01%
  November 30, 1998 ..........     2.42%        2.50%              0.01%
  November 30, 1997 ..........     2.95%        2.24%              0.01%
  November 30, 1996* .........     2.69%        2.59%              0.03%
  November 30, 1995* .........     2.70%        2.19%              0.10%

-------------
*      After application of the Fund's state expense limitation.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Hawaii Municipal Trust
Change in Independent Accountants

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged
Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manual H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
HAWAII MUNICIPAL
TRUST



[GRAPHIC OMITTED]










SEMIANNUAL REPORT
MAY 31, 2000